UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CABLEVISION SYSTEMS CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 23, 2013.

CABLEVISION SYSTEMS CORPORATION

1111 STEWART AVENUE

BETHPAGE, NY 11714-3581

Meeting Information

Meeting Type:              Annual Meeting

For holders as of:         March 28, 2013

Date: May 23, 2013            Time: 10:00 AM

Location:    Company’s Executive Offices

1111 Stewart Avenue

Bethpage, New York

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M58131-P38405-Z60125

—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2013 to facilitate timely delivery.

—    How To Vote    —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M58132-P38405-Z60125

Voting Items

The Board of Directors recommends you vote FOR each of the following candidates:

1.	Election of the following nominees as Directors:

Nominees:

01)	Zachary W. Carter
02)	Thomas V. Reifenheiser
03)	John R. Ryan
04)	Vincent Tese
05)	Leonard Tow

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2013.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Directions to Cablevision’s corporate headquarters: From the West: NYC and North Shore of Nassau County

Northern State Parkway East to Exit 36 South - South Oyster Bay Road. Continue on South Oyster Bay Road, passing Old Country Road then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway East to Exit 43. Make right at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

From the East: Toward NYC from Suffolk County

Northern State Parkway West to Exit 36 South - South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway West to Exit 43 - South Oyster Bay Road. Make left at light onto South Oyster Bay Road. Continue straight passing Old Country Road then make left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

M58133-P38405-Z60125

M58135-P38405-Z60125

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 23, 2013.

CABLEVISION SYSTEMS CORPORATION

1111 STEWART AVENUE

BETHPAGE, NY 11714-3581

Meeting Information

Meeting Type:              Annual Meeting

For holders as of:         March 28, 2013

Date: May 23, 2013            Time: 10:00 AM

Location:    Company’s Executive Offices

1111 Stewart Avenue

Bethpage, New York

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

M58131-P38405-Z60125

—    Before You Vote    —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT                    ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:            www.proxyvote.com

2) BY TELEPHONE:        1-800-579-1639

3) BY E-MAIL*:                sendmaterial@proxyvote.com

*	If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2013 to facilitate timely delivery.

—    How To Vote    —

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M58132-P38405-Z60125

Voting Items

The Board of Directors recommends you vote FOR each of the following candidates:

1.	Election of the following nominees as Directors:

Nominees:

01) Rand V. Araskog	07) Kristin A. Dolan
02) Edward C. Atwood	08) Patrick F. Dolan
03) Frank J. Biondi	09) Thomas C. Dolan
04) Charles F. Dolan	10) Deborah Dolan-Sweeney
05) James L. Dolan	11) Brian G. Sweeney
06) Kathleen M. Dolan	12) Marianne Dolan Weber

The Board of Directors recommends you vote FOR the following proposal:

2.	To ratify the appointment of KPMG LLP as independent registered public accounting firm of the Company for fiscal year 2013.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

Directions to Cablevision’s corporate headquarters: From the West: NYC and North Shore of Nassau County

Northern State Parkway East to Exit 36 South - South Oyster Bay Road. Continue on South Oyster Bay Road, passing Old Country Road then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway East to Exit 43. Make right at light onto South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

From the East: Toward NYC from Suffolk County

Northern State Parkway West to Exit 36 South - South Oyster Bay Road. Continue straight passing Old Country Road and then make a left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

Long Island Expressway West to Exit 43 - South Oyster Bay Road. Make left at light onto South Oyster Bay Road. Continue straight passing Old Country Road then make left onto Stewart Avenue. Straight on Stewart until 1111 Stewart Avenue on right.

M58134-P38405-Z60125

M58135-P38405-Z60125